SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 27, 2003

FiberMark, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12865	82-0429330
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

161 Wellington Road P.O. Box 498 Brattleboro, Vermont 05302 (802) 257-0365

Item 5. Other Events.

On March 27, 2003, Registrant issued a press release regarding its results of operations for its fiscal year ended December 31, 2002.  A copy of the press release is attached hereto as Exhibit 99.1 (“FiberMark Reports Fourth-quarter and Year-end Results”)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                                      Description

99.1*                                                                    Press Release

*                                         Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2003	FiberMark, Inc.
	By:	/s/ Bruce Moore
	Name:	Bruce Moore
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

Exhibit No.                                      Description

99.1*                                            Press Release of FiberMark dated March 27, 2003

*                                         Filed herewith